SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               February 18, 2003
                       _________________________________
                       (Date of earliest event reported)

                        Tumbleweed Communications Corp.
            ______________________________________________________
            (Exact name of Registrant as specified in its charter)

         Delaware                       000-26223               94-3336053
_______________________________________________________________________________
 (State of Incorporation)         (Commission File No.)        (IRS Employer
                                                             Identification No.)


                               700 SAGINAW DRIVE
                        REDWOOD CITY, CALIFORNIA 94063
         ____________________________________________________________
         (Address of principal executive offices, including zip code)

                                (650) 216-2000
             ____________________________________________________
             (Registrant's telephone number, including area code)


         _____________________________________________________________
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On February 18, 2003, Tumbleweed Communications Corp., a Delaware corporation ("Registrant"), entered into an Agreement and Plan of Reorganization and Merger, dated as of February 18, 2003 (the "Merger Agreement"), by and among Registrant, Velocity Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant ("Sub"), and Valicert, Inc., a Delaware corporation ("Valicert"), pursuant to which Sub would merge with and into Valicert (the "Merger"), with Valicert remaining as the surviving corporation in the Merger.

         Upon the consummation of the Merger, (a) each outstanding share of common stock, $.001 par value per share, of Valicert (the "Valicert Common Stock"), will be converted into the right to receive .385 of a fully paid and nonassessable share of common stock, par value $.001 per share, of Registrant; (b) each outstanding option to purchase Valicert Common Stock under Valicert's employee stock option plans (excluding stock purchase rights outstanding pursuant to Valicert's 2000 Employee Stock Purchase
Plan) will be assumed by Registrant; and (c) each outstanding warrant to purchase Valicert Common stock, whether or not exercisable, will be assumed by Registrant.

         Consummation of the Merger remains subject to certain conditions, including the approval of the Merger by the stockholders of both Registrant and Valicert. A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and incorporated by reference herein. The description of certain terms of the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.


ITEM 7.  EXHIBITS

2.1 Agreement and Plan of Reorganization and Merger, dated as of February 18, 2003, by and among the Registrant, Velocity
         Acquisition Sub, Inc. and Valicert, Inc.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                               Tumbleweed Communications Corp.



                                               By: /s/ Eric Schlezinger
                                                   -----------------------------
                                               Name:  Eric Schlezinger
                                               Title:  Assistant Secretary
Date:  March 5, 2003



                                 EXHIBIT INDEX

 EXHIBIT NO.                                                DESCRIPTION
 -----------                                                -----------

      2.1 Agreement and Plan of Reorganization and Merger, dated as of February 18, 2003, by and among the Registrant, Velocity Acquisition Sub, Inc. and Valicert, Inc.